Mark Throdahl, CEO OrthoPediatrics Corp. Fred Hite, COO & CFO November 2020 Dave Bailey, President

Disclaimer Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of U.S. federal securities laws. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions. Forward-looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control. Important factors could cause actual results to differ materially from those in the forward-looking statements, including, among others: the risks related to COVID-19, the impact such pandemic may have on the demand for our products, and our ability to respond to the related challenges; and the risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ Annual Report on Form 10-K filed with the SEC on March 5, 2020, as updated and supplemented by our other SEC reports filed time to time. Forward-looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws. Use of Non-GAAP Financial Measures This presentation includes the non-GAAP financial measure of Adjusted EBITDA, which differs from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA in this release represents net loss, plus interest expense, net plus other expense, depreciation and amortization, stock-based compensation expense, and acquisition related costs. Adjusted EBITDA is presented because the Company believes it is a useful indicator of its operating performance. Management uses the metric as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes this measure is useful to investors as supplemental information because it is frequently used by analysts, investors and other interested parties to evaluate companies in its industry. The Company believes Adjusted EBITDA is useful to its management and investors as a measure of comparative operating performance from period to period. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using Adjusted EBITDA on a supplemental basis. The Company’s definition of this measure is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. 2

Highlights Large Market Proprietary Technology Scalable Business Diversified medical device company focused exclusively on pediatric orthopedics Protected market opportunity: $1.4 billion U.S., $3.2 billion globally (2019 estimates) High U.S. procedure concentration: <300 hospitals and ~1,400 surgeons Focused call point: pediatric orthopedic surgeons are generalists who use all OP products Sustainable competitive advantage: - Broadest pediatric-specific orthopedic product offering with 35 surgical systems - Strong relationships with pediatric orthopedic surgeons - Deep commitment to clinical education - Sales personnel are a consultative resource who attend surgery Consistent 20+% growth since inception - FY19 revenue of $72.6 million, up 26% Recent Orthex and ApiFix acquisitions give OP proprietary, leading-edge technology in both external fixation and non-fusion scoliosis markets and expand the Company’s total addressable market 3

COVID-19 Update Procedure trends in the U.S. continued recovery momentum in every month during 3Q 2020. International recovery lags the U.S. recovery Closely monitoring the fall and winter months Environment Product development has not been affected and proceeds at normal pace and Accelerated availability of new products including Orthex and ApiFix Company Remote working continues. Currently committed to no lay-offs or base reduction salary cuts Response to all direct employees Committed to supporting our patients and surgeons, with no reductions in financial support of important surgical societies Utilizing DocMatter website to sponsor webinars around pediatric orthopedic care Record 3Q 2020 sales of $22.2M, up 7% vs prior year, record gross margin and record positive adjusted EBITDA 3Q 2020 U.S. sales continued strong acceleration, growing 17% year-over year 3Q 2020 international sales performance improved, but continued to lag, and declined year- Impact on over-year (34%). EMEA and APAC were strongest while LATAM lagged Financials Strong growth in trauma during 3Q 2020 continued to drive domestic sales; encouraging signs of recovery seen in elective deformity surgeries 4Q 2020 revenue growth expected to be similar to 3Q 2020, assuming no major COVID shutdowns in the US. Domestic sales growth expected to accelerate slightly from 3Q; international sales growth expected to be similar 4

OP Today A Company Built on a CAUSE Cause Company Snapshot Improving the lives of children Treated >188,000 patients since inception with orthopedic conditions 35 surgical systems; ~7,800 SKUs; strong pipeline 6 additional systems from Orthex and ApiFix acquisitions 109 direct employees; 166 focused sales reps1 Global sales organization focused on pediatric orthopedic surgeons in 44 countries1 82 issued patents; 79 patent applications2 Chief Medical Officer is a fellow surgeon Average FDA approval time: < ½ industry average History of stable reimbursement Gideon with CMO Peter Armstrong, M.D., c. 1995. 1 As of September 30, 2020. Gideon’s drawing of his girlfriend, 2016. 2 As of September 30, 2020. Totals apply to patents issued to and/or applied by OrthoPediatrics or one of its wholly-owned subsidiaries. 5

Our Key Idea Children Are Not Small Adults Superior Clinical Outcomes OP’s Market Impact Re-Purposed Adult Plate OP’s Solution Address orthopedic industry’s lack of focus on product development, clinical education, and sales presence Implants and instruments avoid complications of re-purposed adult products Product development in collaboration with leading pediatric orthopedic surgeons Dedicated sales support attending surgeries Clinical education programs that build brand loyalty Screws Through Screws Parallel To Growth Plate Growth Plate 6

Large and Focused Market OP’S $3.2 Billion Current Addressable Global Market1 $1.4 Billion U.S. Addressable Market1 High Concentration of Pediatric Trauma & Deformity and Scoliosis Procedures 3,157 U.S. Sports Hospitals Medicine Smart $170M Implants $363M 38% Scoliosis Procedures $308M (%) 62% Trauma & Deformity 268 U.S. $586M Hospitals Current products target three of the largest categories in Pediatric Orthopedics Pipeline products underway to expand addressable market 1 Management’s 2019 updates to IMS data from 2016 7

Product Line & Growth Diversification 2019 Revenue by Segment (% Total) $72.6 million sales in 2019, increasing 26% Scoliosis Well diversified product sales and sources of 30% growth Trauma & All major product families contributed to 2% Deformity revenue growth Sports 68% Medicine/ All products have comparable gross margins Other 2019 Revenue by Product Family 2019 Revenue by Geography 18% 27% 27% 82% 73% 73% Trauma & Deformity Scoliosis Sports Med/Other US OUS 8

A Proven Strategy Since 2011 Sales Focus on Teaching Deploy Expand Expand Clinical Institutions and Instrument Addressable Education High Volume Sets Procedures Programs Hospitals Goals Accelerate sales growth Develop and acquire novel technologies 9

New Systems & Product Launches (2017-2018) Titanium PediPlates® Clavicle Plate Wrist Fusion Plate PediFlex Pediatric Nailing System System System Advanced Platform | FEMUR (Expands physeal (First pediatric (First pediatric (Expands into tethering offering) specific system) specific system) adolescent cases) Trauma & & Deformity Trauma Scoliosis FIREFLY® Pedicle Screw FireFly S2/Alar RESPONSE 4.5/4.75/5.0mm Navigation Guides System (Complementary to RESPONSE Spine System) (Maximizes intraoperative flexibility) Medial Patella Femoral Ligament Reconstruction System (Complementary to ACL Sports Sports Medicine Reconstruction System) 10

Internal Developments & 2 Select Acquisitions Acquired Launched Launched Launched Launched Launching Launching June’19 Sept’19 Nov’19 Dec’19 Mar’20 2020 2020 / 2021 Trauma & & Deformity Trauma Orthex Next Generation PediFoot QuickPack™ Large Fragment PediFoot Orthex (External fixation Cannulated (First pediatric Bone Void Cannulated Screw Expansion AUS / EMEA hardware / software) Screw Systems system) Filler System Launched Neuromuscular FDA Acquired Feb’19 approval Mar’20 Apr’20 Scoliosis BandLoc DUO System RESPONSE™ ApiFix MID-C System Neuromuscular System (Non-fusion technology) 11

Strong Pipeline Expanding Our Addressable Market CMF Clavicle Demonstrated ability to Proximal Rib expand portfolio to full Humerus Spine array of pediatric surgeries Elbow Growing Rods Hand & Wrist OP Today OP Tomorrow Now Under Development Pelvis Hip & Long Bone Knee (Sports Medicine) Foot & Ankle 12

Leading Edge Systems in Development Smart Implants Early Onset Scoliosis Proof of concept established in 2018 with Emerging surgical trends not being pursued by substantial development in 2019 major spine companies Intervention in patients as young as 10 2 embodiments: (1) scoliosis (2) intramedullary nailing Reversible, non-fusion procedures Developing IP portfolio OP will offer significant improvements to Working with panel of leading surgeons current technology 13

Global Sales Coverage United States International 76% of 2019 24% of 2019 Revenue Revenue 36 Sales Agencies, 9 Sales Agencies most of which are + 40 Stocking exclusive* Distributors* Direct in UK, IRE, AUS, NZ, CAN, BE, NL, IT * Data as of September 2020 Currently selling to major children’s hospitals in the U.S. and 43 additional countries Converting to agency model in select markets has significantly increased volumes, ASPs, and gross margin Replicate success of sales agency model in UK, IRE, AUS, NZ, CAN, BE, NL, and IT 14

Vilex Acquisition Transaction Details Acquisition: In June 2019 OP purchased Vilex1 and its Orthex Hexapod2 system with proprietary point-and-click planning software, for $60 million ($50 million cash + $10 million shares) Divestiture: In December 2019 OP sold the adult assets and Orthex license for non-pediatrics market to Squadron Capital for $25 million cash. Net: Orthex Hexapod investment of $35 million Benefits Expands OP’s Trauma & Deformity business into new segment valued at $200 million globally Expands Trauma & Deformity’s breadth from 60% to 80% of addressable market Increases surgeon reach to limb reconstruction specialists who treat pediatric patients beyond children’s hospitals, generating pull-through of other products Divestiture allows OP to remain committed solely to pediatrics with cross license rights 1 Vilex generated $6.7 million of revenue in 2018 (most of which was adult) 2 Hexapod had 50% annual revenue growth since FDA clearance in mid-2016; generated $5.1 million of revenue in 2018 15

Orthex Advantages Disruptive Technology Construct allows 90° angulation Unique calibrated structs and HA-coated pins Patented point and click software Significantly simplifies surgery planning and subsequent alignments Dror Paley, MD – Pediatric orthopedic KOL Introduced Ilizarov method in U.S. Defend competitive position and risk Defend other potential acquirers from entering the pediatric space 16

ApiFix Acquisition Transaction Details ApiFix Acquisition: In April 2020, OP purchased ApiFix1 and its MID-C minimally invasive deformity correction system, for 934,768 shares Procedure of common stock and $2 million in cash paid at closing, plus milestone payments and an earnout over a period of four years Benefits Expands OP’s Scoliosis business into non-fusion market, the holy grail of pediatric scoliosis surgery One of only two non-fusion technologies approved by the U.S. FDA and granted pediatric HDE Spinal Least invasive, removable system that acts as an internal brace with motion-preserving capabilities to avoids permanently limiting Fusion range of motion Measurable reductions in surgery time, blood loss, hospitalization, recovery time, and complication rates Extremely high sales/dollar of set inventory Strong IP protection: 46 granted patents and 26 patent applications2 1 ApiFix generated $0.5 million of revenue in 2019 2 As of June 30, 2020 17

A Novel Surgical Option ApiFix is a Viable Alternative to Failed Bracing and Spinal Fusion for the Treatment of Progressive Scoliosis Exercise Brace ApiFix System Fusion Surgery Curves < 25º Curves 25º- 40º Curves 35º - 60º Curves > 50º 18

MID-C System Advantages Minimally Invasive Deformity Correction (MID-C) System for Scoliosis • Viable alternative to failed bracing and spinal fusion with motion-preserving technique - Self-adjusting rod and novel polyaxial joints • Least invasive surgical solution - Placed posteriorly and unilaterally on the concave aspect of the curvature - No thoracic surgeon; no need to collapse the lung • Removable (burns no bridges) • Surgery time 1-2 hours; Incision size 10-15cm; Blood loss 50cc • Post-surgery hospital stays of 1-2 days - Patient recovery measured in days, not months • Low complication and revision rates • FDA and CE Mark approved procedure backed by clinical data on 370+ patients and long-term (8 year) data 19

Competitive Landscape New Competitors Would Face Formidable Obstacles Product breadth Surgeon relationships Sales and distribution network Clinical education programs Pediatric brand equity Reputation with pediatric orthopedic societies Dynamic culture “The ship has sailed.” 20

What Does Category Leadership Mean? Surgeon relationships and Broadest, most innovative clinical education product offering Relationships with surgeons who use 13 years’ clinical understanding entire portfolio New product pipeline Major provider of clinical education Pediatric Market Gateway for Leading supporter of surgical societies distributed products and joint Custom instruments product developments Robust organic growth Attractive growth and opportunities margin profile $3.2 billion addressable global market Consistent growth since inception Limited focused competition 75% gross margin in FY 2019 Focused, experienced distribution History of efficient capital Instrument set placements drive growth utilization 21

Financial Review

Consistent 20+% Revenue Growth Since Inception $95 $90 $85 $80 $75 $72.6 $72.6* $70 $65 $17.5 $60 $57.6 $55 $50 $45.6 $14.1 $45 $40 $37.3 $10.7 $35 $31.0 $8.5 Revenue in Millions) ($ Revenue $30 $23.7 $6.1 $55.1 $25 $19.6 $20 $16.1 $5.3 $43.5 $3.9 $34.9 $15 $2.8 $28.8 $10.2 $24.9 $10 $7.1 $18.4 $3.0 $0.9 $13.3 $15.8 $5 $0.6 $0.4 $9.3 $0 $6.7 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 FY20E U.S. International * 2020 post-COVID consensus 23

Category Revenue Summary $80 $1.7 $1.3 $1.7 $70 $60 $1.2 $21.5 $16.6 $14.1 $50 $1.2 $16.7 $1.1 $40 $11.6 $1.1 $30 $9.4 $0.8 $7.4 $49.4 $35.7 $36.4 Revenue ($ Millions)in Revenue $20 $3.6 $39.7 $32.8 $26.8 $10 $19.3 $22.5 $0 2014 2015 2016 2017 2018 2019 9M 2019 9M 2020 Trauma & Deformity Scoliosis Sports Medicine/Other 24

Revenue Seasonality Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 35% 29% 30% 27% 27% 26% 26% 27% 26% 26% 26% 25% 25% 25% 25% 22% 21% 21% 20% 20% 15% 10% Revenue as % of Total Year as of % Total Revenue 5% 0% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 25

Income Statement Summary ($ in Millions) FY 2016 FY 2017 FY 2018 FY 2019 9M 2019 9M 2020 Revenue $37.3 $45.6 $57.6 $72.6 $53.6 $52.2 Growth % 20% 22% 26% 26% 25% (3%) Gross Profit $26.4 $34.5 $42.7 $54.6 $40.2 $39.9 Margin % 71% 76% 74% 75% 75% 76% Operating Expenses $32.5 $40.9 $52.2 $63.7 $46.2 $53.9 Operating Loss ($6.1) ($6.5) ($9.6) ($9.1) ($6.0) ($14.0) Net Loss ($6.6) ($8.9) ($12.0) ($13.7) ($8.3) ($18.9) Net Loss per Share1 ($7.14) ($5.86) ($0.96) ($0.94) ($0.57) ($1.07) 1 Net loss per share attributable to common stockholders – basic and diluted 26

Adjusted EBITDA Reconciliation ($ in Millions) Nine Months Ended September 30, 2019 2020 Net loss ($8.3) ($18.9) Interest expense, net 2.2 2.8 Other expense 0.1 0.3 Depreciation and amortization 3.2 5.7 Stock-based compensation 1.9 4.7 Fair value adjustment of contingent consideration - 1.8 Acquisition related costs 0.7 0.3 Adjusted EBITDA ($0.2) ($3.3) Some numbers may not add up to due rounding 27

Balance Sheet ($ in Millions) As of September 30, 2020 Assets Liabilities Cash & Restricted Cash $89.7 Accounts payable $6.9 Accounts receivable 17.1 Debt 1.2 Inventory (net) 52.0 Accrued expenses 4.8 Other current assets 2.5 All other liabilities 55.7 PP&E (net) 24.3 Paid-in capital 387.1 Intangibles 122.4 Accumulated deficit (net) (147.8) Total Assets $308.0 Total Liabilities / Equity $308.0 28

Summary Surgeon relationships and Broadest, most innovative clinical education product offering Robust organic growth Attractive growth and opportunities margin profile 29